                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

          ------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): August 14, 2005

                            GLOBALOPTIONS GROUP, INC.
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

           Nevada                       333-117495               73-1703260
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

           75 Rockefeller Plaza, 27th Floor
                  New York, New York                                10019
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       (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (212) 445-6262

                        Creative Solutions with Art, Inc.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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                           CURRENT REPORT ON FORM 8-K

                            GLOBALOPTIONS GROUP, INC.

                                 AUGUST 18, 2005

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Item 2.01. Completion of Acquisition or Disposition of Assets..................1

Item 2.02. Results of Operations and Financial Condition.......................1

Item 9.01. Financial Statements and Exhibits...................................1

                                       i

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

            On August 14, 2005, a  wholly-owned  subsidiary  of the  Registrant,
GlobalOptions,   Inc.,  a  Delaware  corporation   ("GlobalOptions"),   acquired
substantially all of the business and assets of Confidential Business Resources,
Inc., a Tennessee corporation ("CBR"). CBR is a professional investigations firm headquartered in Nashville, Tennessee with nine offices nationwide.

            The  acquisition  was made  pursuant  to a  certain  Asset  Purchase
Agreement   dated  May  19,  2005,   as  amended  (the   "Agreement"),   between
GlobalOptions,  CBR,  Fischer &  Associates,  Inc.  and Halsey R.  Fischer.  The
purchase  price for the assets was $5.0 million plus the  assumption  of a $1.75 million  line of  credit.  The  purchase  price  is  subject  to a  post-closing adjustment for working capital.

            The  foregoing  description  of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed herewith and is incorporated herein by reference.

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

            On August 15, 2005, the Registrant issued a press release announcing its financial  results for the fiscal quarter and six months ended June 30, 2005 and other  information.  A copy of the press  release is filed  herewith  and is incorporated herein by reference.

            The  information  furnished  pursuant  to Item 2.02 of this  Current
Report on Form 8-K shall not be considered "filed" for purposes of Section 18 of the  Securities  Exchange Act of 1934, as amended,  or otherwise  subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the  Securities  Act of 1933, as amended,  or under the Securities Exchange Act of 1934, as amended, unless the Registrant expressly sets forth in such  future  filing  that such  information  is to be  considered
"filed" or incorporated by reference therein.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)   EXHIBITS.

      The exhibits  listed in the  following  Exhibit Index are filed as part of this Report.

      EXHIBIT NO.                         DESCRIPTION
      -----------                         -----------

         10.1           Asset  Purchase  Agreement,  dated as of May 19, 2005 by
                        and among  GlobalOptions,  Inc.,  Confidential  Business
                        Resources,  Inc., Fischer & Associates,  Inc. and Halsey
                        R. Fischer.

         10.2           Amendment to Asset Purchase Agreement,  dated as of June
                        14, 2005.

         10.3           Second Amendment to Asset Purchase  Agreement,  dated as
                        of July 29, 2005.

         99.1           Press Release dated August 15, 2005.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 18, 2005              GLOBALOPTIONS GROUP, INC.

                                    By: /s/ Harvey W. Schiller
                                        ----------------------------------------
                                            Harvey W. Schiller, Ph.D.
                                            Chairman and Chief Executive Officer

                                INDEX TO EXHIBITS

      EXHIBIT NO.                         DESCRIPTION
      -----------                         -----------

         10.1           Asset  Purchase  Agreement,  dated as of May 19, 2005 by
                        and among  GlobalOptions,  Inc.,  Confidential  Business
                        Resources,  Inc., Fischer & Associates,  Inc. and Halsey
                        R. Fischer.

         10.2           Amendment to Asset Purchase Agreement,  dated as of June
                        14, 2005.

         10.3           Second Amendment to Asset Purchase  Agreement,  dated as
                        of July 29, 2005.

         99.1           Press Release dated August 15, 2005.